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                                                                   Exhibit 10.10


$400,000.00

                                PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned promises to pay to the order of:

                     Marden Rehabilitation Associates, Inc.
                200 Putnam Street Suite 822 Post Office Box 941
                               Marietta, OH 45750

hereinafter "Maker", the principal sum of $400,000.00 or such lesser portion thereof as may have from time to time been disbursed to, or for the benefit of the undersigned, and remaining unpaid pursuant to the books or records of Maker, together with interest at the rate of

                              0.33 percent per day

on the unpaid balance until paid. This note and the associated interest shall be payable at the above written address upon demand of Maker.

      All persons now or hereafter liable for the payment of the principal or interest due on this Note, or any part thereof, do hereby expressly waive diligence, demand, presentment for payment, notice of dishonor, protest and notice of protest, and agree that the time for the payment or payments of any part of this Note may be extended without releasing or otherwise affecting their liability on this Note.

      This Note was executed in Marietta, Washington County, Ohio, on this 27th day of August, 1997 and it is agreed that this Note shall be construed in accordance with and governed by the laws of the State of Ohio. This Note is issued in conjunction with a Business Loan Agreement dated the 27th day of August, 1997, to which reference is made and is supported by other security documents.

      The undersigned, and each of them, hereby authorizes any attorney at law to appear in any court or record in any county in the State of Ohio, or elsewhere, where any of the undersigned resides, signed this Note, or can be found, after the obligation evidenced hereby, or any part thereof, becomes due and is unpaid, and waive the issuance and service of process and confess judgment against any or all of the undersigned in favor of the holder of this Note for the amounts then appearing due, together with the costs of suit, and thereupon to release all errors and waive all right to appeal and stay of execution, but no judgment against less than all of the undersigned shall be a bar to any subsequent judgment against those of the undersigned against whom judgment has not been taken.

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY

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BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN
BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

WITNESS:

                                             Kaire International, Inc.

                                             By: /s/ Robert L. Richards
----------------------                          -----------------------
                                                Robert L. Richards
----------------------                          Chief Executive Officer

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$200,000.00

                                PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned promises to pay to the order of:

                     Marden Rehabilitation Associates, Inc.
                200 Putnam Street Suite 822 Post Office Box 941
                               Marietta, OH 45750

hereinafter "Maker", the principal sum of $200,000.00 or such lesser portion thereof as may have from time to time been disbursed to, or for the benefit of the undersigned, and remaining unpaid pursuant to the books or records of Maker, together with interest at the rate of

                              0.33 percent per day

on the unpaid balance until paid. This note and the associated interest shall be payable at the above written address upon demand of Maker.

      All persons now or hereafter liable for the payment of the principal or interest due on this Note, or any part thereof, do hereby expressly waive diligence, demand, presentment for payment, notice of dishonor, protest and notice of protest, and agree that the time for the payment or payments of any part of this Note may be extended without releasing or otherwise affecting their liability on this Note.

      This Note was executed in Marietta, Washington County, Ohio, on this 29th day of September, 1997 and it is agreed that this Note shall be construed in accordance with and governed by the laws of the State of Ohio. This Note is supported by other security documents.

      The undersigned, and each of them, hereby authorizes any attorney at law to appear in any court or record in any county in the State of Ohio, or elsewhere, where any of the undersigned resides, signed this Note, or can be found, after the obligation evidenced hereby, or any part thereof, becomes due and is unpaid, and waive the issuance and service of process and confess judgment against any or all of the undersigned in favor of the holder of this Note for the amounts then appearing due, together with the costs of suit, and thereupon to release all errors and waive all right to appeal and stay of execution, but no judgment against less than all of the undersigned shall be a bar to any subsequent judgment against those of the undersigned against whom judgment has not been taken.

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY

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CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY
GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

WITNESS:

                                             Kaire International, Inc.

[Illegible]                                  By: /s/ Robert L. Richards
----------------------                          -----------------------
[Illegible]                                     Robert L. Richards
----------------------                          Chief Executive Officer